UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: July 1, 2009
CINCINNATI BELL INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8519	31-1056105

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

221 East Fourth Street
Cincinnati, Ohio	45202

(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (513) 397-9900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Cincinnati Bell Inc.
Section 1 — Registrant’s Business and Operations
Item 1.01 Modification of a Material Definitive Agreement
     On July 1, 2009, Cincinnati Bell Inc. (the “Company”) and its wholly-owned receivables subsidiary Cincinnati Bell Funding LLC (“CB Funding”) entered into the Fifth Amendment to Receivables Purchase Agreement dated as of July 1, 2009 among the Company, CB Funding, the various Purchasers and Purchaser Agents and PNC Bank, National Association as Administrator for each Purchaser Group (the “Fifth Amendment”). The Fifth Amendment amends the Company’s Receivables Purchase Agreement originally entered into on March 23, 2007 among the Company, CB Funding, the various Purchaser Groups identified therein and PNC Bank, National Association, as amended, by giving accord to the addition of eVolve Business Solutions LLC, a wholly-owned subsidiary of the Company (“eVolve”), to the receivables facility and by making amendments for the handling of certain cash transactions at the Company’s retail locations. On July 1, 2009, the Company, CB Funding, and eVolve entered into the Joinder and Second Amendment to Purchase and Sale Agreement dated as of July 1, 2009 among eVolve as a New Originator, the Originators identified therein, CB Funding, and the Company as sole member of CB Funding and as Servicer (the “Joinder Agreement”). The Joinder Agreement amends the Purchase and Sale Agreement dated as of March 23, 2007 among CB Funding, the Company, and the various Originators identified therein (as amended, the “Purchase and Sale Agreement”), by adding eVolve as an Originator to the Purchase and Sale Agreement.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	Fifth Amendment to Receivables Purchase Agreement dated as of July 1, 2009, among Cincinnati Bell Funding LLC, as Seller, Cincinnati Bell Inc., as Servicer, the Purchasers and Purchaser Agents identified therein, and PNC Bank, National Association, as Administrator for each Purchaser Group.

99.2	Joinder and Second Amendment to Purchase and Sale Agreement dated as of July 1, 2009, among eVolve Business Solutions LLC as a New Originator, the Originators identified therein, Cincinnati Bell Funding LLC, and Cincinnati Bell Inc. as sole member of Cincinnati Bell Funding and as Servicer.

Form 8-K	Cincinnati Bell Inc.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.
By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel & Secretary

Date: July 6, 2009

Exhibit Index

Exhibit
No.	Exhibit

99.1	Fifth Amendment to Receivables Purchase Agreement dated as of July 1, 2009, among Cincinnati Bell Funding LLC, as Seller, Cincinnati Bell Inc., as Servicer, the Purchasers and Purchaser Agents identified therein, and PNC Bank, National Association, as Administrator for each Purchaser Group.

99.2	Joinder and Second Amendment to Purchase and Sale Agreement dated as of July 1, 2009, among eVolve Business Solutions LLC as a New Originator, the Originators identified therein, Cincinnati Bell Funding LLC, and Cincinnati Bell Inc. as sole member of Cincinnati Bell Funding and as Servicer.